LEASE AGREEMENT                     LESSEE'S COPY

LEASE NO. 94496                                  EFFECTIVE DATE:  July 15, 1996
-------------------------------------------------------------------------------

LESSOR:        SUMMIT LEASING, INC.
               P.O. Box 7
               Yakima, WA 98907-0007                             (509) 575-4425

LESSEE(S):     TELEVAR NORTHWEST, INC.
               215 Yakima St.
               Wenatchee, WA 98801                               (800) 407-0002

1.0 LEASED PROPERTY. Subject to the terms and conditions of this Lease Agreement, Lessor hereby leases to Lessee(s) the following described personal property hereinafter referred to as "leased property":

     Various computer & telephone equipment per attached schedule "1"

2.0 TERM. The term of this lease shall be for a period of 36 months and 0 days commencing July 15, 1996 and terminating at 12:00 noon on July 15, 1999.

3.0 LOCATION OF LEASED PROPERTY. The leased Property shall be located and based and the following location:

     215 Yakima St., Wenatchee, WA  98801

4.0 RENTAL. The rental for the leased property, not including applicable sales tax or use tax (or comparable tax), hereinafter call "tax", shall be payable as follows:

     First and last months' rentals due July 15, 1996:               $6,864.28

     Due August 15, 1996, and upon or before the fifteenth
     day of each month thereafter:                                   $3,432.14

THIS LEASE IS SUBJECT TO THE TERMS AND CONDITIONS PRINTED HEREON AND ON THE ACCOMPANYING PAGES, ALL OF WHICH ARE MADE A PART HEREOF AND WHICH LESSEE ACKNOWLEDGES HAVING READ. THIS LEASE IS NOT BINDING UNTIL ACCEPTED BY LESSOR.

LESSOR: SUMMIT LEASING, INC.

By   /s/
  --------------------------------

LESSEE:

By   /s/                                Date:  July 11, 1996
  --------------------------------
  (Signature of Corporate Officer)

     4.1 LATE CHARGE: If the rental payments are not received within five
(5) days of the due date, a late charge shall be imposed, such amount being five percent (5%) per month, or $5.00 whichever is greater. Late charges shall be payable by Lessee upon demand and failure to pay the same shall constitute an event of default under this Lease. The right of Lessor to impose a late charge shall not be considered as a waiver of Lessor of the right to insist upon strict performance of the terms of this lease.

5.0 TITLE - LESSEE'S INTEREST - PROTECTION OF LESSOR'S INTEREST. Title to the leased property is now and shall remain at all times during the term of this lease in the Lessor. It is understood that this agreement creates a lease only of equipment and not a sale thereof, Lessee's rights hereunder being only for the possession and use of the leased property in accordance with the terms of this Lease Agreement. If requested by Lessor, Lessee shall execute any and all documents deemed necessary to protect all of Lessor's rights under this Lease Agreement and Lessor's ownership of the leased property. Without limiting the generality of the foregoing, Lessee agrees at Lessee's cost to mark, sign, tag or otherwise cause the leased property to be identified as property of the Lessor. The marking, identification, or signing shall be in such manner as reasonably required by Lessor. Lessor reserves the right and is hereby granted authority to enter Lessee's property for the purpose of marking, signing, tagging, or otherwise identifying the leased property as being owned by Lessor.

6.0 SELECTION AND INSPECTION. It is understood that Lessee has requested and selected the leased property and the supplier and/or vendor thereof, that Lessee has either inspected the leased property or has had an opportunity to inspect the leased property, and accepts the same in its present condition. It is further agreed and understood that Lessor makes and has made no representations, warranties or guarantees, except as contained in this Lease, and specifically, that Lessor makes no express nor implied warranties as to any matter whatsoever, including, without limitation, the condition of the leased property, its merchantability, or its fitness for any particular purpose. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that the Lessee has selected both (1) the equipment; and (2) the supplier from whom the Lessor is to purchase the equipment. Lessee acknowledges that the Lessor has not participated in any way in the Lessee's selection of the equipment or of the supplier, and the Lessor has not selected, manufactured or supplied the equipment. Lessee is advised that it may have rights under the contract evidencing to the Lessor's purchase of the equipment from the supplier chosen by the Lessee and that the Lessee should contact the supplier of the equipment for a description of any such rights.

7.0 NON-ASSIGNABILITY BY LESSEE. Neither this Lease nor Lessee's rights hereunder, including, but not limited to, the possession and use of the leased property, shall be assignable by Lessee without the written consent of Lessor. Further, Lessee shall not sublease nor transfer in whole or in part the possession of the leased property without the written consent of Lessor. It is understood that Lessee has no property rights in the leased property, other than the right to use the same in accordance with the terms of this agreement and Lessee shall not encumber the leased equipment by either voluntary or involuntary lien, nor any rights under the terms of this Lease Agreement.

8.0 MAINTENANCE, USE AND RETURN OF LEASED PROPERTY.

     8.1 MAINTENANCE AND USE. Lessee shall maintain the leased property in a good and safe operating condition and working order, using as a guide the maintenance program prescribed in the owner's manual if any , for each item or leased property, and shall perform, all preventive maintenance reasonably required, including but not limited to, such preventive maintenance required to insure full validation of a manufacturer's warranty, if any, on the leased property. In addition, Lessee shall repair and provide replacement parts necessary to keep the leased property in a good and safe operating condition and working order. All replacement parts, as required hereunder, shall immediately become the property of Lessor. It is understood that this is a net lease and Lessor assumes no obligation whatsoever for the maintenance, repair or replacement of the leased property or any portion thereof.

     8.2 RETURN OF LEASED PROPERTY. When the leased property is returned to the Lessor, at the expiration of the term of this lease, or as otherwise provided for under the terms hereof, then the same shall be returned in the same condition as when the leased property was delivered to Lessee under the terms of this Lease, ordinary depreciation for normal use excepted. Unless otherwise agreed in writing, Lessee shall be responsible for returning, at Lessee's expense, the leased property to such location in Yakima County, State of Washington, or at such other location as may be designated by Lessor. In the event the leased property is not returned in such condition and state of repair, the costs incurred in replacing the same in such condition and repair shall be paid by Lessee to Lessor, upon demand. WARNING: FAILURE TO PROMPTLY RETURN THE LEASED PROPERTY MAY RESULT IN CRIMINAL PROSECUTION.

9.0  RISK OF LOSS - INSURANCE - INDEMNITY - LIABILITY INSURANCE.
     ----------------------------------------------------------

     9.1 RISK OF LOSS. Lessee hereby assumes and shall bear the entire risk of loss and damage to the leased property from any cause whatsoever and regardless of whether the loss is insured.

     9.2 PROPERTY INSURANCE. During the term of this Lease, Lessee shall cause the leased property to be insured against all perils normally and customarily insured against with an insurer acceptable to Lessor, the equipment to be scheduled on Lessee's policy in the amount of the full insurable value of the leased property. Lessor shall be named as an insurer and/or loss payee under the said policy or policies to the extent of Lessor's interest. A certificate of insurance providing for thirty (30) days' notice of cancellation to Lessor shall be furnished by the insurer or insurers. The proceeds of such insurance payable as a result of loss or damage to any or all of the leased property shall be applied at the option of Lessor as follows:

          (A) Toward the replacement, restoration or repair of the leased property which may lost, stolen, destroyed or damaged; or,

          (B) Toward the payment of any obligations of Lessee hereunder or arising out of Lessee's use and possession of the leased property. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of and execute and endorse all documents, checks or drafts received in payment for such loss or damage under such insurance policy or policies.

     9.3 INDEMNITY - LIABILITY INSURANCE. Lessee covenants and agrees to indemnify and hold harmless Lessor against liability of any kind of nature, including, but not limited to, the liability arising under any statute, ordinance or regulation in connection with the use of the leased property, and against liability from any claim for personal injury, death or property damage to any person or party whatsoever, including Lessee, by reason of the transportation, installation, use or operation of the leased property, or the condition of the leased property. To insure such indemnification and hold harmless agreement, Lessee shall obtain and maintain in good standing at all times during the term of this lease liability insurance in the amount of $500,000.00 ($750,000.00 for rolling stock), or more, with Lessor named as an additional insured under such policy or policies. For the purpose of this paragraph, "rolling stock" shall mean any leased property licensed for operation on public roads. Lessee should provide Lessor with a certificate showing such insurance in effect during the term hereof, and thirty (30) days' notice of cancellation shall be required to be given to Lessor. Such policy shall be issued by an insurance company acceptable to Lessor.

     9.4 FAILURE TO INSURE OR PAY FOR INSURANCE. In addition to any other remedies available hereunder, in the event Lessee fails to provide or maintain any insurance required by this Agreement, Lessor may obtain the same at Lessee's expense and Lessee shall reimburse Lessor for all of Lessor's costs so incurred.

10.0 USE - OPERATION ACCORDING TO LAW. Lessee shall comply with all applicable statutes, ordinances and regulations with respect to the use, operation and/or condition of the leased property. No leased equipment shall be used contrary to the provisions of any applicable insurance policy covering said leased property, and the Lessee shall immediately indemnify and hold Lessor harmless from any and all fines, forfeitures, damages or penalties resulting from the violation of any laws, ordinances, rules or regulations.

11.0 ABATEMENT. This lease is irrevocable for the full term hereof and for the aggregate lease payments herein reserved, and the lease payments shall not abate by reason of termination of Lessee's right of possession and/or the taking of possession by Lessor or for any other reason.

12.0 PERMITS, BONDS, LICENSES AND TAXES. If required, because of Lessee's use and/or possession of the leased property, Lessee shall obtain and provide all necessary permits, bonds, and licenses required or necessary for the installation, use operation and/or transportation of the leased property. Lessee shall pay, as the same shall become due and payable, all taxes, fees, or other governmental charges levied against the leased property by reason of its use or ownership by any governmental entity or agency. In addition, within thirty (30) days following the date on which such tax, fee, or other charge becomes due and payable, Lessee shall deliver to Lessor written proof of payment thereof, upon request by Lessor. In the event Lessee shall fail or refuse to pay any such tax, fee or other governmental charge, Lessor shall have the right to pay the same and Lessee shall reimburse Lessor on demand for all sums so paid by Lessor. Personal property taxes shall be paid by..... (AGREEMENT LEFT OFF HERE)

     Page 2 Initial /s/ PLEASE TURN THIS PAGE OVER AND INITIAL THE OTHER SIDE

                                SCHEDULE "1"


LESSEE: TELEVAR NORTHWEST, INC.

                              Lease No. 94496
-------------------------------------------------------------------------------
QTY.                           DESCRIPTION                              S/N
-------------------------------------------------------------------------------

Vendor: ComputerLand
        ------------

Invoice Number: 10075

1                   486DX2/66 420MB/8MB/1.44/DWM                 111369
                    Fujitsu 101 Keyboard
                    Microsoft Serial Mouse
                    8MB F/APM/Prolinea/HP

Invoice Number: 100073

1                   APM 486/66 W/8MB                             111303
1                   APM 486/66 W/16MB                            111305
2                   KFC 15" .28NI
2                   Fujitsu 101 Keyboard
2                   Microsoft Serial Mouse
1                   8MB F/APM/Prolinea/HP

Invoice Number: 100080

                    Various Telephone Accessories
                    (coax cables, jacks, brackets, etc.)

Invoice Number: 100083

1                   Replay Plus 4 Port Expander                  BH167530

Invoice Number: 100082

1                   LT15 Update Equipment
2                   Bay2 Floppy Disk Drives
1                   12 Circuit ONS Card/SX200D
1                   Active Voice Replay Plus                     MSX425B-0040

Summit Leasing, Inc.
P.O. Box 7, Yakima, WA 98907 Initial    /s/

                             SCHEDULE "1" CONT.

                              Lease No. 94496
------------------------------------------------------------------------------
QTY.                          DESCRIPTION                               S/N
------------------------------------------------------------------------------

Vendor: NCA, Incorporated
        -----------------

Invoice Number: CNW153

1              Livingston Comm Server, 20 Ports             1B02772
1              Livingston Internetwork Router               1E1478
20             US Robotics Courier V.34 v. Everything       3496144     3635782
                                                            3635829     3635942
                                                            3594233     3594599
                                                            3594904     3798598
                                                            3841143     3947845
                                                            3947878     3947908
                                                            3986395     4184829
                                                            4185016     4394217
                                                            4920347     4920337
                                                            4920104     4920310

16             RS232 Cable                                  N/A
1              AdTran 56/64k DSU                            600B4926

Invoice Number: CNW184

1              3 Sync Port Expansion                        1E20631
1              AdTran 56/64k DSU                            611A4984
10             US Robotics Courier V.34 v. Everything       43762382    44056353
                                                            44056365    44056370
                                                            44056211    44056359
                                                            44056369    44056371
                                                            44056373    44056371

Invoice Number: CNW185

1              Livingston V.35 Cable, Six Foot              N/A



Summit Leasing, Inc.
P.O. Box 7, Yakima, WA 98907 Initial    /s/

                             SCHEDULE "1" CONT.

                              Lease No. 94496
-------------------------------------------------------------------------------
QTY.                          DESCRIPTION                                S/N
-------------------------------------------------------------------------------

Vendor: NCA, Incorporated
        -----------------

Invoice Number: CNW152

1              AdTran 56/64k DSU                            611A4984

Invoice Number: CNW140

1              Livingston Internetwork Router               1E01363
               w/One High Speed Port

Invoice Number: CNW139

1              US Robotics Total Control HUB                12322
4              US Robotics Quad V.34 Modern Set             306CVSO     306CVJU
                                                            306CVKA     306CVS1
1              Livingston Comm Server 20 Ports              1B02596
12             DB25P to DB25P Ten Foot                      N/A

Invoice Number: CNW118

1              Cray 56/64                                   675411

Invoice Number: 1965

1              Livingston V.35 Cable, Six Foot              N/A

Invoice Number: 1960

1              Livingston Portmaster Comm. Server           1B02576
               30 Ports
1              Livingston Internetwork Router               1E1363
1              AdTran TSU T1/FT1 CSU/DSU                    601B2442
30             US Robotics Courier V.34 V. Everything       44056382    44056381
                                                            44056407    44056408
                                                            44056409    44056410

Summit Leasing, Inc.
P.O. Box 7, Yakima, WA 98907 Initial    /s/

                             SCHEDULE "1" CONT.

                              Lease No. 94496
-------------------------------------------------------------------------------
QTY.                          DESCRIPTION                               S/N
-------------------------------------------------------------------------------

Vendor: NCA, Incorporated
        -----------------
                                                            44056417    44056418
                                                            44056457    44056542
                                                            44056565    44156542
                                                            44118892    44118894
                                                            44118897    44118931
                                                            44118934    44118939
                                                            44118942    44118945
                                                            44118947    44118950
                                                            44118951    44118952
                                                            44118956    44118959
                                                            44118963    44119868
                                                            44118973    44118992
30             DB25P to DB25P Ten Foot                      N/A

Invoice Number: 1941

20             Microcom DeskPorte 28.8P                     A49150578   A4915079
                                                            A4915102    A4915103
                                                            A4915104    A4915105
                                                            A4915107    A4915108
                                                            A4915109    A4915110
                                                            A4915112    A4915113
                                                            A4915114    A4915115
                                                            A4915116    A4915117
                                                            A4915118    A4915120
                                                            A4915121

Vendor: Capella Worldwide Networking, Inc.
        ----------------------------------

Invoice Number: 0019506-IN

2              PM Router w/1 Hg Speed Port                  1E00533
                                                            1E00762
1              PM2 Exp. Server, 10 Ser Ports                1B00229


Summit Leasing, Inc.
P.O. Box 7, Yakima, WA 98907 Initial    /s/

                             SCHEDULE "1" CONT.

                              Lease No. 94496
------------------------------------------------------------------------------
QTY.                          DESCRIPTION                               S/N
------------------------------------------------------------------------------

Vendor: Capella Worldwide Networking, Inc.
        ----------------------------------

Invoice Number: 0019507-IN

1              PM Router w/1 Hg Speed Port                  1E00608
1              PM2 Exp. Server, 10 Ser Ports                1B0526
1              AdTran TSU                                   544A4916

Invoice Number: 0019508-IN

5              DeskPorte 28.8P V.34                         C5157946    C5157947
                                                            C5159151    C5159152
                                                            C5157948

Invoice Number: 0019509-IN

30             Cable, Male to Male
1              PM2, Exp. Server, 30 Ser. Ports              1B03225
1              PM Router w/1 Hg Speed Port                  1E00356

Invoice Number: 0019515-IN

2              10 Serial Port Exp.                          S20-S29
1              AdTran DSU 56/64                             546A7046

Invoice Number: 0019538-IN

5              Cable, Male to Male

Invoice Number: 0019968-IN

10             Serial Port Exp.

Invoice Number: 0019969-IN

10             Serial Port Exp.

Summit Leasing, Inc.
P.O. Box 7, Yakima, WA 98907 Initial    /s/

                             OPTION TO PURCHASE

LEASE NO. 94496


LESSOR: SUMMIT LEASING, INC.

LESSEE: TELEVAR NORTHWEST, INC.

     In the event Lessee(s) has fully performed all covenants, conditions, provisions and agreements herein required of Lessee(s), and provided Lessee(s) is not in default in the performance of any other obligation of Lessor, the Lessee(s) is granted the option of purchasing the leased property at the expiration of the term of this lease for the sum of $4,883.52 plus any applicable state sales and/or use tax. This purchase price is the closest approximation the parties can now make of the reasonable market value of the leased property at the expiration of the term of this lease. Unless otherwise agreed to in writing by the lessor and lessee(s), such sale shall be for cash to be paid on or before the expiration date of the term of this lease. No rental payments shall be considered as a credit of any kind or nature towards the payment of the purchase option price as set forth herein.

     This document supersedes any prior Option to Purchase previously granted with regard to the referenced lease.

DATED this 11 day of July, 1996.


LESSOR:

SUMMIT LEASING, INC.

By:   /s/
   -------------------------------


LESSEE:

TELEVAR NORTHWEST, INC.

By:  /s/
   -------------------------------
   (Signature of Corporate Officer)


                                     1